UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2006

ABRAXIS BIOSCIENCE, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11777 San Vicente Blvd., #550, Los Angeles, CA	90049
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 826-8505

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT

On April 24, 2006, we entered into a purchase and sale agreement with Pfizer Inc. (“Pfizer”), pursuant to which we agreed to purchase Pfizer’s Cruce Dávila manufacturing facility in Barceloneta, Puerto Rico for an aggregate purchase price of $32,500,000. The acquisition includes a 53-acre site consisting of a 172,000 square foot manufacturing plant, a 90,000 square foot active pharmaceutical ingredients manufacturing plant, a waste water treatment plant, support facilities, certain equipment located at, or used in connection with, the facility and certain rights under contracts, licenses and agreements related to the facility.

Under the terms of the purchase and sale agreement, we entered into a lease agreement with Pfizer pursuant to which we have agreed to lease the active pharmaceutical ingredients manufacturing plant back to Pfizer to continue Pfizer’s manufacturing of the active pharmaceutical ingredient known as “celecoxib.”

In connection with the purchase and sale agreement, $3,000,000 of the purchase price was placed into escrow pursuant to the terms of an escrow agreement entered into between us, Pfizer, and Fifth Third Bank, as escrow agent, on February 16, 2006. The escrow agreement sets forth the mechanism for disbursement of the escrow funds.

ITEM 7.01	REGULATION FD DISCLOSURE

On April 28, 2006, we announced via press release our preliminary results for the quarter ended March 31, 2006. A copy of our press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are being furnished, but not filed, under Item 9.01 of Form 8-K.

In addition to reporting financial results in accordance with generally accepted accounting principles (GAAP), we presented non-GAAP financial measures, including specifically, net income and per share data to eliminate non-cash costs associated with stock compensation and costs associated with the merger with American BioScience, Inc., net of taxes related to these charges. Our management believes that this presentation facilitates evaluation by management, investors and analysts of our operations for the quarter ending March 31, 2006. These measures should be considered as supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. A reconciliation of GAAP net income and non-GAAP pro forma net income is presented in the press release.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Abraxis BioScience, Inc. dated April 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

Date: April 27, 2006	By:	/s/ Nicole S. Williams
Nicole S. Williams
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Abraxis BioScience, Inc. dated April 28, 2006.